UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

SEMIANNUAL REPORT

Oppenheimer Discovery Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Growth Index	Russell 2000 Index	S&P 500 Index
6-Month	7.34%	1.17%	13.72%	14.48%	10.19%
1-Year	13.79	7.25	14.52	16.30	13.96
5-Year	9.29	8.00	9.04	8.24	5.81
10-Year	10.33	9.68	11.61	11.52	8.53

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

        March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a positive total return of 7.34% during the reporting period. On a relative basis, the Fund underperformed the Russell 2000 Growth Index (the “Index”), which returned 13.72%. The Fund’s underperformance relative to the Index was largely the result of weaker relative stock selection in the information technology, consumer discretionary, consumer staples and financials sectors. The Fund outperformed the Index primarily in the energy sector, where stock selection benefited. An underweight position in the health care sector also was a boon to performance this period.

MARKET OVERVIEW

Although macroeconomic concerns remained during the period, global equities performed positively on the back of improved investor sentiment. Central banks throughout the world took action to help bolster the markets. In Europe, the European Central Bank (the “ECB”) committed to potentially unlimited bond purchases to ease financing pressure on countries such as Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Federal Reserve (the “Fed”) introduced a third round of quantitative easing, under which it announced plans to purchase mortgage-backed and Treasury bonds on a monthly basis until the labor market shows signs of substantial improvement. In addition to these actions, concerns regarding an economic slowdown in the emerging markets also eased, in the hope that China’s new leaders may adopt more stimulative fiscal policies than their predecessors.

Markets experienced some pullback in the wake of the U.S. presidential election as investors contemplated the potential effect of higher taxes on the world’s largest economy and the possible repercussions on others. The lack of visibility about resolution of the “fiscal cliff” also weighed further on both business and consumer spending before the U.S. Congress enacted a last minute temporary resolution in early January 2013. In addition, the onset of a package of broad federal spending cuts, known as the sequestration, kicked in after Congress could not come to an agreement on the federal budget. These developments were not enough to halt the overall positive performance of equities, which resumed an upward trend through the end of the reporting period.

FUND REVIEW

The top three performing stocks for the Fund this period were CommVault Systems, Inc., Eagle Materials, Inc. and United Rentals, Inc. Information technology company CommVault Systems, the Fund’s top common stock holding at period end, is a provider of data

OPPENHEIMER DISCOVERY FUND      3

and information management software applications and services. The company reported strong earnings growth driven by solid demand across all geographies and channels. Eagle Materials, a producer of cement and wallboard-related products for residential and commercial construction, benefited from growing construction and housing demand. Earnings growth was exceptional, driven by the combination of growing volumes, rising prices and rapidly expanding profit margins. Industrials stock United Rentals, the largest equipment rental company in North America, reported earnings growth driven by improved rental rates and utilization of equipment. H&E Equipment, which participates in the same industry, was also a positive contributor to portfolio performance.

Also contributing positively to performance was information technology stock Aspen Technology, Inc., a provider of software and services to process industries, which reported a strong increase in revenue and triple digit EPS growth.

The most significant detractors from performance were information technology stocks Procera Networks, Inc., OSI Systems, Inc. and Mellanox Technologies Ltd. Procera Networks, a provider of deep packet inspection systems that enable service providers and enterprises to optimize and monetize their networks, reported a weak fourth quarter due to delays in recognizing revenues from several contracts.

Management announced that it anticipated losses in the first half of 2013 and revenue guidance for the full year was below expectations. We have since sold our position. OSI Systems, a provider of security and inspection systems, medical monitoring, anesthesia systems, optoelectronic devices and manufacturing services, experienced declines caused largely by questions about the company’s performance on a government contract. We reduced our position. Mellanox Technologies is a company that provides high performance interconnect products that facilitate data transmission between servers, storage systems and communications infrastructure equipment. The company preannounced disappointing revenue, citing a lack of large enterprise deals and that the competitive threat from Intel could arrive more quickly than anticipated. We exited our position during the period.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek high-quality companies with above average and sustainable revenue and earnings growth that we believe are positioned well. This includes companies with leading market positions led by accomplished management teams that have proven records of performance.

The macroeconomic environment is characterized by modest GDP growth, slow corporate profit improvement and aggressive Federal Reserve actions to keep interest rates very low to stimulate the economy. We

4      OPPENHEIMER DISCOVERY FUND

believe that this environment favors growth companies and we are optimistic regarding the Fund’s investment strategy. Our focus on higher quality growth companies has the potential to provide both upside participation and a degree of downside protection over the long term.

Ronald J. Zibelli, Jr. Portfolio Manager

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Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

CommVault Systems, Inc.	2 .1%
Cooper Cos., Inc. (The)	2 .0
Cornerstone OnDemand, Inc.	1 .9
Sirona Dental Systems, Inc.	1 .9
Aspen Technology, Inc.	1 .9
Eagle Materials, Inc.	1 .9
Ultimate Software Group, Inc. (The)	1 .8
NetSuite, Inc.	1 .7
Team Health Holdings, Inc.	1 .6
MWI Veterinary Supply, Inc.	1 .6

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	13 .7%
Specialty Retail	7 .4
Health Care Equipment & Supplies	6 .6
Health Care Providers & Services	6 .0
Machinery	4 .2
Internet Software & Services	4 .0
Trading Companies & Distributors	3 .7
Household Durables	3 .6
Energy Equipment & Services	3 .6
Semiconductors & Semiconductor Equipment	3 .4

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on the total market value of common stocks.

*March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of accompanying Notes to Financial Statements.

6      OPPENHEIMER DISCOVERY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPOCX)	9/11/86	7.34%	13.79%	9.29%		10.33%
Class B (ODIBX)	4/4/94	6.90%	12.84%	8.41%		9.80%
Class C (ODICX)	10/2/95	6.90%	12.89%	8.44%		9.45%
Class I (ODIIX)	1/27/12	7.62%	14.40%	19.27%	*	N/A
Class N (ODINX)	3/1/01	7.17%	13.46%	9.00%		10.02%
Class Y (ODIYX)	6/1/94	7.53%	14.15%	9.68%		10.67%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPOCX)	9/11/86	1.17%	7.25%	8.00%		9.68%
Class B (ODIBX)	4/4/94	2.01%	7.84%	8.12%		9.80%
Class C (ODICX)	10/2/95	5.92%	11.89%	8.44%		9.45%
Class I (ODIIX)	1/27/12	7.62%	14.40%	19.27%	*	N/A
Class N (ODINX)	3/1/01	6.18%	12.46%	9.00%		10.02%
Class Y (ODIYX)	6/1/94	7.53%	14.15%	9.68%		10.67%

*Shows performance since inception

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

The Fund’s performance is compared to the performance of the Russell 2000 Growth Index, the Russell 2000 Index and the S&P 500 Index. The Russell 2000 Growth Index is an index of those companies among the 2,000 smallest companies in the Russell 3000 Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a capitalization-weighted index of the 2,000 smallest companies in the Russell 3000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the

OPPENHEIMER DISCOVERY FUND      7

general domestic stock market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER DISCOVERY FUND      9

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013

Class A	$1,000.00	$1,073.40	$6.17

Class B	1,000.00	1,069.00	10.81

Class C	1,000.00	1,069.00	10.30

Class I	1,000.00	1,076.20	3.47

Class N	1,000.00	1,071.70	7.70

Class Y	1,000.00	1,075.30	4.28

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.59	6.01

Class B	1,000.00	1,014.12	10.13

Class C	1,000.00	1,014.61	9.98

Class I	1,000.00	1,021.19	3.38

Class N	1,000.00	1,017.12	7.50

Class Y	1,000.00	1,020.40	4.17

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 28, 2013 are as follows:

Class	Expense Ratios

Class A	1.21%

Class B	2.12

Class C	2.02

Class I	0.68

Class N	1.51

Class Y	0.84

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value		Shares	Value

Common Stocks—97.5%			Textiles, Apparel & Luxury Goods (Continued)

Consumer Discretionary—16.7%			Under Armour, Inc., Cl. A1	269,810	$13,814,272

Auto Components—0.3%					37,323,113

Dorman Products, Inc.	129,410	$4,815,346	Consumer Staples—2.0%

Diversified Consumer Services—0.1%			Food & Staples Retailing—1.1%
Bright Horizons Family Solutions, Inc.[1]	64,210	2,169,656	Susser Holdings Corp.[1]	406,920	20,797,681

Hotels, Restaurants & Leisure—1.9%			Food Products—0.9%
Buffalo Wild Wings, Inc.[1]	137,330	12,020,495	Annie’s, Inc.[1]	217,730	8,330,350

Panera Bread Co., Cl. A1	141,157	23,324,783	Boulder Brands, Inc.[1]	1,019,180	9,152,236

		35,345,278			17,482,586

Household Durables—3.6%			Energy—6.5%

Ethan Allen Interiors, Inc.	141,385	4,654,394	Energy Equipment & Services—3.6%

La-Z-Boy, Inc.	639,463	12,066,667	Atwood Oceanics, Inc.[1]	355,400	18,672,716

Ryland Group, Inc. (The)	449,602	18,712,435	Dril-Quip, Inc.[1]	257,360	22,434,071

Standard Pacific Corp.[1]	2,868,390	24,782,890	Forum Energy Technologies, Inc.[1]	529,570	15,230,433

TRI Pointe Homes, Inc.[1]	323,080	6,510,062	Helix Energy Solutions Group, Inc.[1]	415,260	9,501,149

		66,726,448			65,838,369

Internet & Catalog Retail—1.0%			Oil, Gas & Consumable Fuels—2.9%
HomeAway, Inc.[1]	208,150	6,764,875	Approach Resources, Inc.[1]	210,820	5,188,280

HSN, Inc.	229,060	12,566,232	Bonanza Creek Energy, Inc.[1]	268,180	10,370,521

		19,331,107	Oasis Petroleum, Inc.[1]	668,060	25,433,044

Media—0.4%			Rex Energy Corp.[1]	816,060	13,448,669

Lions Gate Entertainment Corp.[1]	289,310	6,876,899			54,440,514

Specialty Retail—7.4%			Financials—7.4%

Asbury Automotive Group, Inc.[1]	655,880	24,064,237	Capital Markets—1.4%

Conn’s, Inc.[1]	536,116	19,246,564	Artisan Partners Asset Management, Inc.[1]	197,930	7,808,338

Five Below, Inc.[1]	218,380	8,274,418	Evercore Partners, Inc., Cl. A	332,100	13,815,360

Francesca’s Holdings Corp.[1]	333,960	9,571,294	Financial Engines, Inc.	100,931	3,655,721

Lithia Motors, Inc., Cl. A	478,230	22,706,360			25,279,419

Lumber Liquidators Holdings, Inc.[1]	267,680	18,796,490	Commercial Banks—3.1%

Pier 1 Imports, Inc.	849,980	19,549,540	PrivateBancorp, Inc.	648,000	12,253,680

Restoration Hardware Holdings, Inc.[1]	52,550	1,839,250	Signature Bank[1]	274,769	21,640,807

Vitamin Shoppe, Inc.[1]	275,109	13,439,075	Texas Capital Bancshares, Inc.[1]	254,776	10,305,689

		137,487,228	Western Alliance Bancorp[1]	977,180	13,524,171

Textiles, Apparel & Luxury Goods—2.0%					57,724,347
Steven Madden Ltd.[1]	544,943	23,508,841

OPPENHEIMER DISCOVERY FUND      11

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value		Shares	Value

Insurance—1.4%			Industrials—17.8%

ProAssurance Corp.	560,268	$26,517,484	Aerospace & Defense—2.0%

Real Estate Investment Trusts (REITs)—1.5%			B/E Aerospace, Inc.[1]	308,870	$18,621,772

Coresite Realty Corp.	415,515	14,534,714	Hexcel Corp.[1]	627,500	18,203,775

Ryman Hospitality Properties	302,997	13,862,113			36,825,547

		28,396,827	Building Products—1.5%

Health Care—17.6%			A.O. Smith Corp.	309,480	22,768,444

Biotechnology—1.4%			American Woodmark Corp.[1]	157,180	5,348,835

Cepheid, Inc.[1]	132,529	5,085,138			28,117,279

Cubist Pharmaceuticals, Inc.[1]	266,880	12,495,321	Commercial Services & Supplies—2.1%

Medivation, Inc.[1]	189,980	8,885,365	Healthcare Services Group, Inc.	481,390	12,338,026

		26,465,824	Mobile Mini, Inc.[1]	741,320	21,817,047

Health Care Equipment & Supplies—6.6%			Team, Inc.[1]	98,200	4,033,074

Abaxis, Inc.	204,734	9,688,013			38,188,147

Cooper Cos., Inc. (The)	341,053	36,792,798	Electrical Equipment—0.5%

Endologix, Inc.[1]	892,470	14,413,390	Generac Holdings, Inc.	274,880	9,714,259

Insulet Corp.[1]	591,940	15,307,568	Machinery—4.2%

Sirona Dental Systems, Inc.[1]	479,120	35,325,518	Chart Industries, Inc.[1]	109,970	8,798,699

Spectranetics Corp.[1]	124,335	2,303,928	Lindsay Corp.	144,990	12,785,218

Thoratec Corp.[1]	204,120	7,654,500	Manitowoc Co., Inc. (The)	565,180	11,620,101

		121,485,715	Middleby Corp.[1]	119,840	18,233,656

Health Care Providers & Services—6.0%			Proto Labs, Inc.[1]	97,459	4,785,237

Acadia Healthcare Co., Inc.[1]	352,690	10,365,559	Wabtec Corp.	215,870	22,042,486

Air Methods Corp.	573,020	27,642,485			78,265,397

Capital Senior Living Corp.[1]	519,600	13,733,028	Professional Services—2.5%

MWI Veterinary Supply, Inc.[1]	218,785	28,936,504	Advisory Board Co. (The)[1]	426,280	22,388,225

Team Health Holdings, Inc.[1]	814,240	29,622,051	On Assignment, Inc.[1]	941,190	23,821,519

		110,299,627			46,209,744

Health Care Technology—1.0%			Road & Rail—1.3%
Medidata Solutions, Inc.[1]	83,460	4,839,011	Genesee & Wyoming, Inc., Cl. A1	265,450	24,716,050

Vocera Communications, Inc.[1]	629,087	14,469,001	Trading Companies & Distributors—3.7%

		19,308,012	Beacon Roofing Supply, Inc.[1]	511,920	19,790,827

Life Sciences Tools & Services—1.1%			H&E Equipment Services, Inc.	1,123,260	22,914,504

ICON plc[1]	635,700	20,526,753	United Rentals, Inc.[1]	451,770	24,833,797

Pharmaceuticals—1.5%					67,539,128

Akorn, Inc.[1]	699,065	9,668,069	Information Technology—25.0%

Jazz Pharmaceuticals plc[1]	168,520	9,421,953	Computers & Peripherals—1.0%

Medicines Co. (The)[1]	279,410	9,337,882	Stratasys Ltd.[1]	249,900	18,547,578

		28,427,904	Electronic Equipment, Instruments, & Components— 1.8%
			IPG Photonics Corp.	322,616	21,424,928

12      OPPENHEIMER DISCOVERY FUND

	Shares	Value		Shares	Value

Electronic Equipment, Instruments, & Components (Continued)			Software (Continued)

OSI Systems, Inc.[1]	183,799	$11,448,840	Splunk, Inc.[1]	358,380	$14,345,952

		32,873,768	Ultimate Software Group, Inc. (The)[1]	311,812	32,478,338

Internet Software & Services—4.0%					253,556,150

Cornerstone OnDemand, Inc.[1]	1,041,270	35,507,307	Materials—4.5%

CoStar Group, Inc.[1]	185,486	20,303,298	Chemicals—1.7%

Marin Software, Inc.[1]	197,210	3,240,160	American Vanguard Corp.	375,920	11,480,597

Web.com Group, Inc.[1]	817,739	13,966,982	Cytec Industries, Inc.	271,580	20,118,646

		73,017,747			31,599,243

IT Services—1.1%			Construction Materials—1.9%
MAXIMUS, Inc.	250,140	20,003,696	Eagle Materials, Inc.	517,650	34,491,020

Semiconductors & Semiconductor Equipment—3.4%			Paper & Forest Products—0.9%
Cavium, Inc.[1]	539,640	20,943,429	Boise Cascade Co.[1]	79,590	2,701,285

Monolithic Power Systems, Inc.	952,100	23,202,677	Louisiana-Pacific Corp.[1]	611,700	13,212,720

Semtech Corp.[1]	274,110	9,700,753			15,914,005

Teradyne, Inc.[1]	522,660	8,477,545	Total Common Stocks (Cost $1,372,766,932)		1,804,969,299

		62,324,404

Software—13.7%			Investment Company—2.3%
Aspen Technology, Inc.[1]	1,078,600	34,827,994	Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3] (Cost $42,558,386)	42,558,386	42,558,386

CommVault Systems, Inc.[1]	472,881	38,766,784

Guidewire Software, Inc.[1]	741,262	28,494,111	Total Investments,at Value (Cost $1,415,325,318)	99.8%	1,847,527,685

Imperva, Inc.[1]	526,980	20,288,730

Infoblox, Inc.[1]	591,990	12,846,183	Assets in Excess of Other Liabilities	0.2	3,543,044

Interactive Intelligence Group, Inc.[1]	243,980	10,820,513	Net Assets	100.0%	$1,851,070,729

NetSuite, Inc.[1]	386,617	30,952,557

QLIK Technologies, Inc.[1]	462,560	11,947,925

ServiceNow, Inc.[1]	320,930	11,617,666

Sourcefire, Inc.[1]	104,160	6,169,397

OPPENHEIMER DISCOVERY FUND      13

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	66,098,488	418,380,929	441,921,031	42,558,386

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 42,558,386	$ 41,881

a. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of March 28, 2013.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES March 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,372,766,932)	$1,804,969,299
Affiliated companies (cost $42,558,386)	42,558,386

1,847,527,685

Cash	341,371

Receivables and other assets:
Investments sold	11,787,417
Shares of beneficial interest sold	9,928,849
Dividends	410,533
Other	126,689

Total assets	1,870,122,544

Liabilities
Payables and other liabilities:
Investments purchased	15,027,876
Shares of beneficial interest redeemed	2,817,296
Transfer and shareholder servicing agent fees	460,972
Trustees’ compensation	332,928
Distribution and service plan fees	317,956
Shareholder communications	66,904
Other	27,883

Total liabilities	19,051,815

Net Assets	$1,851,070,729

Composition of Net Assets
Par value of shares of beneficial interest	$28,605

Additional paid-in capital	1,444,057,185

Accumulated net investment loss	(10,575,986)

Accumulated net realized loss on investments	(14,641,442)

Net unrealized appreciation on investments	432,202,367

Net Assets	$1,851,070,729

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER DISCOVERY FUND      15

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,253,165,792 and 19,103,934 shares of beneficial interest outstanding)	$65.60
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$69.60

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,145,212 and 1,217,953 shares of beneficial interest outstanding)	$53.49

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $158,226,618 and 2,883,220 shares of beneficial interest outstanding)	$54.88

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $35,341,025 and 500,613 shares of beneficial interest outstanding)	$70.60

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,352,957 and 798,541 shares of beneficial interest outstanding)	$63.06

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $288,839,125 and 4,100,813 shares of beneficial interest outstanding)	$70.43

See accompanying Notes to Financial Statements.

16      OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 28, 20131 / Unaudited

Investment Income
Dividends:
Unaffiliated companies	$5,804,633
Affiliated companies	41,881

Interest	596

Total investment income	5,847,110

Expenses
Management fees	5,293,552

Distribution and service plan fees:
Class A	1,375,377
Class B	319,932
Class C	713,131
Class N	111,546

Transfer and shareholder servicing agent fees:
Class A	2,009,736
Class B	173,167
Class C	258,729
Class I	2,799
Class N	81,492
Class Y	191,626

Shareholder communications:
Class A	85,232
Class B	10,965
Class C	11,288
Class I	43
Class N	1,959
Class Y	2,595

Trustees’ compensation	25,616

Custodian fees and expenses	5,989

Other	44,199

Total expenses	10,718,973
Less waivers and reimbursements of expenses	(321,794)

Net expenses	10,397,179

Net Investment Loss	(4,550,069)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	63,244,787

Net change in unrealized appreciation/depreciation on investments	64,919,180

Net Increase in Net Assets Resulting from Operations	$123,613,898

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER DISCOVERY FUND      17

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]

Operations
Net investment loss	$(4,550,069)	$(9,132,336)

Net realized gain	63,244,787	141,363,132

Net change in unrealized appreciation/depreciation	64,919,180	225,297,257

Net increase in net assets resulting from operations	123,613,898	357,528,053

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(77,524,183)	(49,659,539)
Class B	(5,328,936)	(4,484,590)
Class C	(11,406,051)	(7,539,797)
Class I	(363,446)	—
Class N	(3,117,513)	(2,172,425)
Class Y	(12,858,330)	(4,515,573)

	(110,598,459)	(68,371,924)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	103,260,895	104,151,359
Class B	(3,726,513)	(9,686,857)
Class C	16,627,971	8,824,081
Class I	32,319,638	10,000
Class N	5,620,850	935,754
Class Y	126,288,225	57,181,016

	280,391,066	161,415,353

Net Assets
Total increase	293,406,505	450,571,482

Beginning of period	1,557,664,224	1,107,092,742

End of period (including accumulated net investment loss of $10,575,986 and $6,025,917, respectively)	$1,851,070,729	$1,557,664,224

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

         See accompanying Notes to Financial Statements.

18      OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$65.78	$52.70	$47.67	$40.87	$47.26	$57.34

Income (loss) from investment operations:
Net investment loss[2]	(0.15)[3]	(0.35)[4]	(0.62)	(0.49)	(0.36)	(0.49)
Net realized and unrealized gain (loss)	4.37	16.61	5.65	7.29	(5.47)	(9.04)

Total from investment operations	4.22	16.26	5.03	6.80	(5.83)	(9.53)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)	(0.55)

Net asset value, end of period	$65.60	$65.78	$52.70	$47.67	$40.87	$47.26

Total Return, at Net Asset Value[5]	7.34%	31.86%	10.55%	16 .64%	(12.00)%	(16.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,253,166	$1,142,202	$822,073	$729,419	$716,351	$485,075

Average net assets (in thousands)	$1,152,877	$1,002,017	$930,632	$718,175	$415,774	$558,176

Ratios to average net assets:[6]
Net investment loss	(0.50)%[3]	(0.58)%[4]	(1.04)%	(1.11)%	(1.00)%	(0.91)%
Total expenses[7]	1.26%	1.29%	1.30%	1.45%	1.50%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.24%	1.30%	1.34%	1.35%	1.26%

Portfolio turnover rate	43%	100%	112%	111%	170%	127%

OPPENHEIMER DISCOVERY FUND      19

FINANCIAL HIGHLIGHTS / (Continued)

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.05 and 0.19%, respectively, resulting from a special dividend from ProAssurance Corp. in March 2013.

4. Net investment income per share and the net investment income ratio include $0.23 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 28, 2013	1.26%
Year Ended September 28, 2012	1.29%
Year Ended September 30, 2011	1.30%
Year Ended September 30, 2010	1.45%
Year Ended September 30, 2009	1.50%
Year Ended September 30, 2008	1.26%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER DISCOVERY FUND

Class B	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$54.73	$44.67	$40.72	$35.18	$41.12	$50.35

Income (loss) from investment operations:
Net investment loss[2]	(0.36)[3]	(0.72)[4]	(0.92)	(0.72)	(0.55)	(0.80)
Net realized and unrealized gain (loss)	3.52	13.96	4.87	6.26	(4.83)	(7.88)

Total from investment operations	3.16	13.24	3.95	5.54	(5.38)	(8.68)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)	(0.55)

Net asset value, end of period	$53.49	$54.73	$44.67	$40.72	$35.18	$41.12

Total Return, at Net Asset Value[5]	6.90%	30.73%	9.70%	15.75%	(12.71)%	(17.42)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,145	$70,099	$65,720	$77,831	$92,663	$43,927

Average net assets (in thousands)	$64,588	$69,972	$86,703	$83,147	$41,661	$58,456

Ratios to average net assets:[6]
Net investment loss	(1.39)%[3]	(1.44)%[4]	(1.84)%	(1.90)%	(1.79)%	(1.70)%
Total expenses[7]	2.22%	2.30%	2.35%	2.52%	2.61%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%	2.07%	2.08%	2.13%	2.12%	2.05%

Portfolio turnover rate	43%	100%	112%	111%	170%	127%

OPPENHEIMER DISCOVERY FUND      21

FINANCIAL HIGHLIGHTS / (Continued)

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.05 and 0.19%, respectively, resulting from a special dividend from ProAssurance Corp. in March 2013.

4. Net investment income per share and the net investment income ratio include $0.19 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 28, 2013	2.22%
Year Ended September 28, 2012	2.30%
Year Ended September 30, 2011	2.35%
Year Ended September 30, 2010	2.52%
Year Ended September 30, 2009	2.61%
Year Ended September 30, 2008	2.05%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DISCOVERY FUND

Class C	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$56.01	$45.63	$41.60	$35.93	$41.96	$51.39

Income (loss) from investment operations:
Net investment loss[2]	(0.34)[3]	(0.71)[4]	(0.92)	(0.73)	(0.56)	(0.84)
Net realized and unrealized gain (loss)	3.61	14.27	4.95	6.40	(4.91)	(8.04)

Total from investment operations	3.27	13.56	4.03	5.67	(5.47)	(8.88)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)	(0.55)

Net asset value, end of period	$54.88	$56.01	$45.63	$41.60	$35.93	$41.96

Total Return, at Net Asset Value[5]	6.90%	30.83%	9.69%	15.78%	(12.67)%	(17.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,227	$142,944	$108,443	$90,710	$88,063	$34,164

Average net assets (in thousands)	$144,259	$127,254	$117,476	$88,870	$37,608	$38,170

Ratios to average net assets:[6]
Net investment loss	(1.31)%[3]	(1.38)%[4]	(1.80)%	(1.87)%	(1.76)%	(1.75)%
Total expenses[7]	2.02%	2.07%	2.11%	2.30%	2.40%	2.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.04%	2.05%	2.10%	2.08%	2.10%

Portfolio turnover rate	43%	100%	112%	111%	170%	127%

OPPENHEIMER DISCOVERY FUND      23

FINANCIAL HIGHLIGHTS / (Continued)

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.05 and 0.19%, respectively, resulting from a special dividend from ProAssurance Corp. in March 2013.

4. Net investment income per share and the net investment income ratio include $0.20 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 28, 2013	2.02%
Year Ended September 28, 2012	2.07%
Year Ended September 30, 2011	2.11%
Year Ended September 30, 2010	2.30%
Year Ended September 30, 2009	2.40%
Year Ended September 30, 2008	2.11%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER DISCOVERY FUND

Class I	Six Months Ended March 28, 2013[1] (Unaudited)	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$70.26	$61.45

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.05)[4]	0.06[5]
Net realized and unrealized gain	4.79	8.75

Total from investment operations	4.74	8.81

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	0.00

Net asset value, end of period	$70.60	$70.26

Total Return, at Net Asset Value[6]	7.62%	14.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,341	$11

Average net assets (in thousands)	$19,089	$11

Ratios to average net assets:[7]
Net investment income (loss)	(0.14)%[4]	0.13%[5]
Total expenses[8]	0.68%	0 .69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0 .69%

Portfolio turnover rate	43%	100%

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income per share and the net investment income ratio include $0.06 and 0.19%, respectively, resulting from a special dividend from ProAssurance Corp. in March 2013.

5. Net investment income per share and the net investment income ratio include $0.25 and 0.57%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7. Annualized for periods less than one full year.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 28, 2013	0.68%
Period Ended September 28, 2012	0.69%

See accompanying Notes to Financial Statements.

OPPENHEIMER DISCOVERY FUND      25

FINANCIAL HIGHLIGHTS / (Continued)

Class N	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$63.51	$51.12	$46.36	$39.83	$46.20	$56.24

Income (loss) from investment operations:
Net investment loss[2]	(0.24)[3]	(0.51)[4]	(0.74)	(0.58)	(0.44)	(0.65)
Net realized and unrealized gain (loss)	4.19	16.08	5.50	7.11	(5.37)	(8.84)

Total from investment operations	3.95	15.57	4.76	6.53	(5.81)	(9.49)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)	(0.55)

Net asset value, end of period	$63.06	$63.51	$51.12	$46.36	$39.83	$46.20

Total Return, at Net Asset Value[5]	7.17%	31.49%	10.27%	16.40%	(12.24)%	(17.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,353	$44,516	$34,945	$27,823	$26,319	$8,769

Average net assets (in thousands)	$45,348	$40,753	$36,695	$26,676	$10,777	$10,206

Ratios to average net assets:[6]
Net investment loss	(0.80)%[3]	(0.89)%[4]	(1.29)%	(1.35)%	(1.24)%	(1.24)%
Total expenses[7]	1.52%	1.55%	1.55%	1.73%	1.87%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.54%	1.54%	1.57%	1.56%	1.58%

Portfolio turnover rate	43%	100%	112%	111%	170%	127%

26      OPPENHEIMER DISCOVERY FUND

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.06 and 0.19%, respectively, resulting from a special dividend from ProAssurance Corp. in March 2013.

4. Net investment income per share and the net investment income ratio include $0.22 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 28, 2013	1.52%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.55%
Year Ended September 30, 2010	1.73%
Year Ended September 30, 2009	1.87%
Year Ended September 30, 2008	1.60%

See accompanying Notes to Financial Statements.

OPPENHEIMER DISCOVERY FUND      27

FINANCIAL HIGHLIGHTS / (Continued)	~

Class Y	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$70.16	$55.83	$50.30	$42.92	$49.48	$59.82

Income (loss) from investment operations:
Net investment loss[2]	(0.03)[3]	(0.11)[4]	(0.38)	(0.29)	(0.27)	(0.32)
Net realized and unrealized gain (loss)	4.70	17.62	5.91	7.67	(5.73)	(9.47)

Total from investment operations	4.67	17.51	5.53	7.38	(6.00)	(9.79)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)	(0.55)

Net asset value, end of period	$70.43	$70.16	$55.83	$50.30	$42.92	$49.48

Total Return, at Net Asset Value[5]	7.53%	32.34%	11.00%	17.19%	(11.81)%	(16.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,839	$157,892	$75,912	$25,772	$49,505	$39,384

Average net assets (in thousands)	$210,062	$110,845	$61,766	$70,285	$26,225	$30,814

Ratios to average net assets:[6]
Net investment loss	(0.11)%[3]	(0.17)%[4]	(0.60)%	(0.62)%	(0.71)%	(0.58)%
Total expenses[7]	0.84%	0.90%	0.86%	0.83%	1.16%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.90%	0.86%	0.83%	1.07%	0.93%

Portfolio turnover rate	43%	100%	112%	111%	170%	127%

28      OPPENHEIMER DISCOVERY FUND

1. March 28, 2013 and September 28, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.06 and 0.19%, respectively, resulting from a special dividend from ProAssurance Corp. in March 2013.

4. Net investment income per share and the net investment income ratio include $0.25 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 28, 2013	0.84%
Year Ended September 28, 2012	0.90%
Year Ended September 30, 2011	0.86%
Year Ended September 30, 2010	0.83%
Year Ended September 30, 2009	1.16%
Year Ended September 30, 2008	1.10%

See accompanying Notes to Financial Statements.

OPPENHEIMER DISCOVERY FUND      29

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Discovery Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment

30      OPPENHEIMER DISCOVERY FUND

1. Significant Accounting Policies (Continued)

Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 28, 2012, the Fund utilized $18,358,258 capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 28, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$73,433,036

Of these losses, $73,433,035 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $18,358,259 per year.

As of March 28, 2013, it is estimated that the capital loss carryforwards would be $55,074,777 expiring by 2016. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 28, 2013, it is estimated that the Fund will utilize $18,358,259 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

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NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,417,987,137

Gross unrealized appreciation	$437,502,417
Gross unrealized depreciation	(7,961,869)

Net unrealized appreciation	$429,540,548

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended March 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,538
Payments Made to Retired Trustees	29,082
Accumulated Liability as of March 28, 2013	211,980

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

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1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

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2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service

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NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$310,075,075	$—	$—	$310,075,075
Consumer Staples	38,280,267	—	—	38,280,267
Energy	120,278,883	—	—	120,278,883
Financials	137,918,077	—	—	137,918,077
Health Care	326,513,835	—	—	326,513,835
Industrials	329,575,551	—	—	329,575,551
Information Technology	460,323,343	—	—	460,323,343
Materials	82,004,268	—	—	82,004,268
Investment Company	42,558,386	—	—	42,558,386

Total Assets	$1,847,527,685	$—	$—	$1,847,527,685

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2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Shares	Six Months Ended March 28, 2013 Amount	Shares	Year Ended September 28, 2012[1] Amount

Class A
Sold	2,634,089	$164,494,843	4,405,217	$264,214,637
Dividends and/or distributions reinvested	1,308,010	75,315,245	859,726	48,428,370
Redeemed	(2,201,570)	(136,549,193)	(3,500,712)	(208,491,648)

Net increase	1,740,529	$103,260,895	1,764,231	$104,151,359

Class B
Sold	65,252	$3,356,556	235,800	$11,658,885
Dividends and/or distributions reinvested	112,375	5,288,345	94,253	4,446,876
Redeemed	(240,419)	(12,371,414)	(520,580)	(25,792,618)

Net decrease	(62,792)	$(3,726,513)	(190,527)	$(9,686,857)

Class C
Sold	480,218	$25,213,833	653,660	$33,503,717
Dividends and/or distributions reinvested	227,209	10,971,915	150,286	7,255,832
Redeemed	(376,242)	(19,557,777)	(628,240)	(31,935,468)

Net increase	331,185	$16,627,971	175,706	$8,824,081

Class I
Sold	533,109	$34,519,529	163	$10,000
Dividends and/or distributions reinvested	5,863	362,730	—	—
Redeemed	(38,522)	(2,562,621)	—	—

Net increase	500,450	$32,319,638	163	$10,000

Class N
Sold	173,799	$10,409,182	261,735	$15,153,306
Dividends and/or distributions reinvested	52,930	2,932,303	37,459	2,042,247
Redeemed	(129,170)	(7,720,635)	(281,832)	(16,259,799)

Net increase	97,559	$5,620,850	17,362	$935,754

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NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest (Continued)

	Shares	Six Months Ended March 28, 2013 Amount	Shares	Year Ended September 28, 2012[1] Amount

Class Y
Sold	3,021,649	$203,313,654	1,567,637	$100,447,997
Dividends and/or distributions reinvested	203,689	12,579,847	73,294	4,391,823
Redeemed	(1,374,876)	(89,605,276)	(750,164)	(47,658,804)

Net increase	1,850,462	$126,288,225	890,767	$57,181,016

1. For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$851,721,123	$683,100,172

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

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5. Fees and Other Transactions with Affiliates (Continued)

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$23,977,861
Class C	9,509,721
Class N	1,334,410

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NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

March 28, 2013	$279,484	$—	$41,547	$7,792	$407

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 28, 2013, the Manager waived fees and/or reimbursed the Fund $25,620 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended March 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$262,759
Class B	32,384
Class N	1,031

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of

40      OPPENHEIMER DISCOVERY FUND

6. Pending Litigation (Continued)

the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OPPENHEIMER DISCOVERY FUND      41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Pending Litigation (Continued)

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

42      OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER DISCOVERY FUND      43

OPPENHEIMER DISCOVERY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Advisory Board Member
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Advisory Board Member
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc.   All rights reserved.

44      OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER DISCOVERY FUND      45

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46      OPPENHEIMER DISCOVERY FUND

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OPPENHEIMER DISCOVERY FUND      47

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0500.001.0313 May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013